Institutional Class Shares FMDVX
Advisor Class Shares FMDNX
Class P Shares FMDPX

Rx Dividend Income Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
February 27, 2015
 (as supplemented on March 6, 2015)
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at www.fmxfunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The Rx Dividend Income Fund seeks equity income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor	Class P
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b‑1) Fees	None	1.00%	None
Other Expenses	2.27%	2.27%	2.52%
Acquired Fund Fees and Expenses[2]	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	3.46%	4.46%	3.71%
Less Fee Waiver and/or Expense Limitation[3,4]	1.58%	1.58%	1.58%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.88%	2.88%	2.13%
1.  The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.  "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) including acquired fund fees and expenses to not more than 1.88% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 2.13% of the average daily net assets for Class P shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through March 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
4.  The Sub-Advisor will waive its management fees with respect to the portion of the portfolio invested in the Forward International Dividend Fund and the benefit of the waiver will be passed through to the Fund.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional	$191	$916	$1,663	$3,633
Advisor	$391	$1,207	$2,133	$4,491
Class P	$216	$989	$1,782	$3,857
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional	$191	$916	$1,663	$3,633
Advisor	$291	$1,207	$2,133	$4,491
Class P	$216	$989	$1,782	$3,857
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal period, the Fund's portfolio turnover rate was 2.70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment sub-advisor, Forward Management, LLC (the "Sub-Advisor"), seeks to achieve the Fund's investment objective of equity income and capital appreciation by investing in dividend‐paying companies located all over the world. The Fund has a policy of investing at least 80% of assets in dividend paying securities.
The Fund invests principally in common stocks and American Depository Receipts ("ADRs") that regularly pay dividends. Investments are selected based on relative dividend yields, dividend growth potential, and anticipated stock price appreciation. This globally oriented portfolio is typically structured with up to 120 stocks diversified across seven to ten sectors that can include the consumer discretionary, consumer staples, energy, financials, industrials, health care, materials, technology, telecommunications, and utilities sectors. The Fund is not limited in its investments by market capitalization.
Geographically, the portfolio is diversified across eight or more countries, including countries considered emerging markets, with the U.S. typically receiving the largest allocation. The Sub-Advisor determines a company's country by identifying its principal trading market.  To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs not sponsored by the issuers.
The investment process is a five step process.  It begins with a quantitative screen to identify stocks in the Fund's screening universe. Stocks with an absolute dividend yield higher than the market in which it is principally traded represent the initial investment opportunity set.  For example, U.S. companies must have a dividend yield higher than the S&P 500 Index and U.K. companies must have a dividend yield higher than the FTSE 100 Index, an index of companies listed on the London Stock Exchange.  When selecting the stock index against which to compare yield, the Sub-Advisor will choose the index that it considers to be most representative of the equity market of the applicable country.

The second step is to quantitatively screen for companies with an unusually high historical relative yield, which is defined as a current yield that is one standard deviation above its historical average.  Standard deviation is a statistical measure of variation.  A company's yield will be within one standard deviation of its historical average approximately 68% of the time.  The Sub-Advisor believes that a dividend yield that is more than one standard deviation above its historical average is unusually high and an indicator that a stock may be undervalued.
The third step of the process is to qualitatively research the resulting universe of stocks. This step includes analysis of a company's country, industry, management, growth strategy, and financial statements.  If there is a consensus among the portfolio management team that the company would be suitable for the Fund's portfolio, then a target price is established and the company is monitored to identify an appropriate time to buy the stock.
The next step of the selection process is to determine the percentage of the Fund's portfolio that should be allocated to the stock based upon the perceived risk of the stock and the strength of the investment catalysts, or new information that affects the price of the stock.
Finally, the Fund utilizes a sell discipline that is intended to capture gains and minimize losses. The Fund will sell a stock for any of the following reasons: (i) a stock's yield falls at least one standard deviation below its historical relative yield; (ii) a stock's yield declines to an unattractive level; (iii) a company's cash flow no longer adequately covers the dividend; (iv) future stock price appreciation appears limited.
Instead of investing directly in foreign securities, the Fund has the ability to allocate assets to the Forward International Dividend Fund, a mutual fund managed by the Sub-Advisor.  It is anticipated that such an allocation will only be made when direct investments are not feasible due to the transaction costs associated with investing in foreign markets, typically when the Fund's net assets are at low levels.  The Sub-Advisor will waive its management fees with respect to the portion of the portfolio invested in the Forward International Dividend Fund.
The Sub-Advisor's investment process for the Forward International Dividend Fund is similar to that of the Fund.   The Sub-Advisor selects investments based on relative dividend yields, dividend growth potential, and anticipated stock price appreciation.  Under normal conditions, the Forward International Dividend Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in the equity securities of dividend paying companies located outside of the United States. The Fund normally will invest its assets among at least fifteen but not fewer than eight countries throughout the world including countries considered to be emerging market countries. The Fund may invest a significant amount of its net assets in emerging market companies.  A company generally will be considered to be located in a particular emerging market country if it meets one or more of the following criteria: (i) the company is organized under the laws of, or maintains its principal place of business in, the country; (ii) during the company's most recent fiscal year, it derived at least 50% of its revenues or profits from goods or services produced or sold, investments made or services performed in the country; or (iii) the company has at least 50% of its assets in the country. The Forward International Dividend Fund may invest in securities of companies having any capitalization.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
General Market Risk.  The net asset value and investment return of the Fund and the Forward International Dividend Fund will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Common Stocks Risk.  The Fund's direct and indirect investments in common stocks may fluctuate in value response to many factors, including the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund or the Forward International Dividend Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small-Cap and Mid-Cap Securities Risk.  The Fund and the Forward International Dividend Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Foreign Investment Risk.  The Fund's direct and indirect investments in foreign securities involve risks different from those associated with domestic securities.  There may be less government supervision of foreign markets in which the Fund invests, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of the Fund's foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws, changes in economic or monetary policies, or changed circumstances in dealings between nations.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  Foreign brokerage commissions, custody fees, and other costs of investing in foreign securities will result in the Fund incurring higher transaction costs.

Emerging Markets Risk.  The Fund and the Forward International Dividend Fund may invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capital income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect the Fund.  The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Adverse changes in currency exchange rates relative to the U.S. dollar may diminish gains from investments denominated in a foreign currency or may widen existing losses.  Currency gains and losses can occur regardless of the performance of the underlying investment.
Depository Receipts Risk.  The Fund and the Forward International Dividend Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers, including both sponsored and unsponsored American Depository Receipts and Global Depository Receipts.  Depository receipts are issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored depository receipt programs are organized independently of the issuer of the underlying securities and, consequently, available information concerning the issuer may not be as current as for sponsored depository receipts and the prices of unsponsored depository receipts may be more volatile.  The Fund's investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Investment Sub-Advisor Risk.  The Sub-Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Funds – Investment Sub-Advisor."

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compare to that of a broad-based securities market index.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/848.htm for the Institutional Class Shares, by visiting http://secure.ncfunds.com/TNC/fundpages/849.htm for the Advisor Class Shares, and by visiting http://secure.ncfunds.com/TNC/fundpages/850.htm for the Class P Shares.

Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund's highest quarterly return was 9.00% (quarter ended March 31, 2013) and the Fund's lowest quarterly return was -3.75% (quarter ended September 30, 2014).  The Fund's year-to-date return as of December 31, 2014, the end of the most recent calendar quarter, was -0.55%.

Average Annual Total Returns Periods Ended December 31, 2014	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-0.55% -2.76% -0.30%	7.03% 5.20% 4.70%
MSCI ACWI High Dividend Yield NR Index** (reflects no deductions for fees and expenses)	-1.98%	5.56%
S&P Global Broad Market Index (reflects no deductions for fees and expenses)	1.96%	10.33%
Advisor Class Shares Before taxes	-1.61%	7.79%
MSCI ACWI High Dividend Yield NR Index** (reflects no deductions for fees and expenses)	-1.98%	6.21%
S&P Global Broad Market Index (reflects no deductions for fees and expenses)	1.96%	11.27%
*The Institutional Class Shares began operating on September 20, 2012.  The Advisor Class Shares began operating on September 26, 2012. The Class P Shares are newly organized, and their performance information will be available after a full calendar year of operations.
**In prior prospectuses, the Fund compared its performance against only the S&P Global Broad Market Index.  The Advisor believes the MSCI ACWI High Dividend Yield NR Index is a more appropriate and accurate index against which to compare the Fund's investment strategies than the S&P Global Broad Market Index and, therefore, the MSCI ACWI High Dividend Yield NR Index will replace the S&P Global Broad Market Index in future comparisons.  The MSCI ACWI High Dividend Yield NR Index includes large and mid cap stocks across 23 developed markets and 21 emerging markets.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor.  The Fund's investment advisor is FolioMetrix, LLC.  The Fund's investment sub-advisor is Forward Management, LLC.
Portfolio Managers.  The Fund's portfolio managers are David Ruff, CFA, Randall Coleman, CFA, Bruce Brewington, and Eric Sagmeister.  Mr. Ruff, Mr. Coleman, and Mr. Brewington have each been a Portfolio Manager of the Sub-Advisor since 2008. Mr. Sagmeister joined the Sub-Advisor as a Portfolio Manager in July, 2013.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for all Funds and all share classes is $250 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can purchase Institutional and Advisor Class shares directly from the Fund by mail or bank wire. Class P shares are only available through financial firms. You can redeem Institutional and Advisor Class shares directly from the Fund by mail, facsimile, telephone, and bank wire. Class P shares may only be redeemed through the investor's financial firm. Please contact the financial firm for details.

Purchase and redemption orders of Institutional and Advisor Class shares by mail should be sent to the RiskX Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Funds' distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.